                                                                    EXHIBIT 10.1



                                 ASSIGNMENT OF LEASE
                                 -------------------


  This ASSIGNMENT OF LEASE ("Assignment") is made and entered into as of June 15, 1997 ("Assignment Date"), between AURA SYSTEMS, INC., a Delaware corporation ("Assignor"), and NEWCOM, INC., a Delaware corporation ("Assignee"), in connection with that certain Standard Industrial/Commercial Multi-Tenant Lease - Modified Net, dated March 31, 1995 ("Lease"), between L/B VIA COLINAS LLC ("Lessor") and Assignor, for the premises located at 31166 Via Colinas, Westlake Village, California 91362 ("Property"), and more particularly described in the Lease. A copy of the Lease is attached as Exhibit "A" and incorporated herein by reference. Unless otherwise indicated in this Assignment, defined terms used in this Assignment have the same meanings as in the Lease.

  1.  Assignment of Lease. Assignor hereby grants, conveys and assigns to
      -------------------
Assignee, effective as of the Assignment Date, all of Assignor's right, title and interest in and to the Lease.

  2.  Assumption of Obligations. Assignor hereby assigns to Assignee, and
      -------------------------
Assignee hereby assumes, all obligations and liabilities of Assignor under the Lease that accrue on or after the Assignment Date. Assignee hereby agrees to defend, indemnify and hold Assignor harmless from all claims, demands, causes of action, liabilities, losses, costs and expenses (including, without limitation, attorneys' fees) arising from or in connection with the obligations and liabilities assumed by Assignee under this Assignment. Accordingly, Assignee shall pay and perform directly to Lessor, for Lessor's benefit, all monetary and non-monetary obligations accruing under the Lease on or after the Assignment Date. Assignor hereby agrees to defend, indemnify and hold Assignee harmless from all claims, demands, causes of action, liabilities, losses, costs and expenses (including, without limitation, attorneys' fees) arising from or in connection with any obligations or liabilities of Assignor under the Lease that accrue and are due and payable prior to the Assignment Date.

  3.  Consent to Assignment. Notwithstanding anything to the contrary contained
      ---------------------
herein, no assignment by Assignor to Assignee described herein shall be effective unless and until Assignor and Assignee shall have obtained the consent of Lessor to this Assignment.

  4.  Pro-Rations.  All Base Rent, Common Area Operating Expenses, Real Property
      -----------
Taxes and other charges payable under the Lease or in connection with the Property shall be pro-rated between Assignor and Assignee as of the Assignment Date. All utilities and insurance payable under the Lease or in connection with the Property shall be pro-rated between Assignor and Assignee as of the Assignment Date.

  5.  Further Assurances. Each party to this Assignment shall execute and
      ------------------
deliver to each other party all documents, and shall take all actions, reasonably required by such other party from time to time to confirm or effect the matters set forth in this Assignment, or otherwise to carry out the purposes of this Assignment.

  6.  Miscellaneous. This Assignment shall bind, and shall inure to the benefit
      -------------
of, the successors and assigns of the parties hereto. This Assignment may be executed in counterparts with the same effect as if the parties had executed one instrument, and each such counterpart shall constitute an original of this Assignment. No provision of this Assignment that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions of this Assignment shall be severable. Time is of the essence of this Assignment. This Assignment shall be governed by the laws of the State of California.

  IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.


                              ASSIGNOR:
                              --------

                              AURA SYSTEMS, INC., a Delaware corporation


                              By:
                                 -----------------------------------------------
                                 Gerald S. Papazian, President

                              By:
                                 -----------------------------------------------
                                 Michael I. Froch, General Counsel and Secretary


                              ASSIGNEE:
                              --------

                              NEWCOM, INC., a Delaware corporation

                              By:
                                 -----------------------------------------------
                                 Sultan W. Khan, President

                              By:
                                 -----------------------------------------------
                                 Asif M. Khan, Executive Vice President

                                 LESSOR'S CONSENT
                                 ----------------


  The undersigned is the owner of the Property and the Lessor under the Lease described in the foregoing Assignment and hereby consents to the Assignment of the Lease described in the Assignment.


                                          LESSOR:
                                          ------


                                          L/B VIA COLINAS LLC


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                  EXHIBIT "A"
                                  -----------

                                     LEASE



                               [to be attached]